UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

OMEGA HEALTHCARE INVESTORS, INC.

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)
Delaware	33-203447-11	36-4796206
(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 9, 2019, Omega Healthcare Investors, Inc. (“Omega”) entered into an underwriting agreement, a copy of which is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), with BofA Securities, Inc., as representative of the underwriters named in Schedule A thereto (the “Underwriters”), and Bank of America N.A., acting in its capacity as Forward Purchaser (as defined below), pursuant to which the Forward Purchaser or its affiliate will be borrowing from third parties and selling the Underwriters an aggregate of 7,500,000 shares of common stock, $0.10 par value per share (the “Common Shares”) (or an aggregate of 8,625,000 Common Shares if the Underwriters exercise in full their option to purchase additional Common Shares).

In addition, on September 9, 2019, Omega entered into a letter agreement, a copy of which is attached hereto as Exhibit 1.2 (the “Forward Sale Agreement”) with Bank of America N.A., as the forward purchaser (the “Forward Purchaser”), pursuant to which the Forward Purchaser or its affiliates will borrow from third parties and sell 7,500,000 Common Shares (or an aggregate of 8,625,000 Common Shares if the Underwriters exercise in full their option to purchase additional Common Shares) to the Underwriters. Omega expects to physically settle the Forward Sale Agreement (by the delivery of shares of Common Shares) and receive proceeds from the sale of those Common Shares upon one or more forward settlement dates no later than 12 months from the date of entry into the Forward Sale Agreement.

Omega intends to use any cash proceeds received upon settlement of the Forward Sale Agreement to fund a previously announced pending acquisition. The remainder, if any, will be used for general corporate purposes, including other potential acquisitions or investment opportunities or the repayment of outstanding indebtedness.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 9, 2019, by and among Omega Healthcare Investors, Inc. and BofA Securities, Inc., as representative of the several underwriters named therein.
1.2	Letter Agreement, dated September 9, 2019, between Omega and Bank of America N.A., regarding a registered forward transaction.
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.
8.1	Tax Opinion of Bryan Cave Leighton Paisner LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Co-Registrant)

Dated: September 12, 2019	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Secretary

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
(Co-Registrant)

Dated: September 12, 2019	By:	Omega Healthcare Investors, Inc., its General Partner
/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated September 9, 2019, by and among Omega Healthcare Investors, Inc. and BofA Securities, Inc., as representative of the several underwriters named therein.
1.2	Letter Agreement, dated September 9,2019, between the Omega and Bank of America N.A., regarding a registered forward transaction.
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.
8.1	Tax Opinion of Bryan Cave Leighton Paisner LLP